UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Tampa Rd, Suite 1117, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 846-4280

N/A
 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On September 17, 2019, Better Choice Company Inc. (the “Company”) entered into a consulting agreement (the “Independent Contractor Agreement”) with Bruce Linton (“Mr. Linton”). Pursuant to the terms of the Independent Contractor Agreement, effective September 17, 2019, Mr. Linton will serve as a special advisor to the Company’s Chief Executive Officer, other senior executives of the Company and the Company’s board of directors (the “Board”) and will advise the Company on global cannabis best practices (the “Services”). Mr. Linton’s services pursuant to the Independent Contractor Agreement will continue through September 17, 2024 (unless terminated earlier by either party with ninety days’ prior notice, or renewed or extended, in each case, by mutual agreement of the parties). The Independent Contractor Agreement includes customary confidentiality obligations and provides Mr. Linton indemnification rights concerning his service as an independent contractor to the Company.

Under the Independent Contractor Agreement, Mr. Linton is eligible to receive compensation in consideration for the Services in the form of share purchase warrants. On September 17, 2019, the Company issued (i) 2,500,000 share purchase warrants (collectively, the “Warrants”), with each Warrant entitling Mr. Linton to acquire one share of common stock of the Company, par value $0.001 per share (the “Common Stock”), at a price of $0.10 per share of Common Stock and (ii) an additional 1,500,000 share purchase warrants entitling Mr. Linton to acquire one share of Common Stock at a price of $10.00 per share of Common Stock (the “Additional Warrants,” and together with the Warrants, the “Incentive Warrants”).

The Warrants will vest as follows: (i) 50% (or 1,250,000) of the Warrants (the “Tranche 1 Warrants”), will vest and be exercisable upon the earlier of (Y) September 17, 2020 or (Z) immediately prior to a Change in Control (as such term is defined under the Company’s 2019 Incentive Award Plan) (a “Change in Control”) and (ii) the remaining 50% (or 1,250,000) of the Warrants (the “Tranche 2 Warrants”) will vest and be exercisable upon the earlier of (Y) March 17, 2021 or (Z) immediately prior to a Change in Control, in each case, subject to Mr. Linton’s continued service to the Company through the applicable vesting date or Change in Control. The Warrants have a term expiring on September 17, 2029 (the “Expiry Date”) and will be subject to such other terms and conditions as may be determined by the Board.

The Additional Warrants will be exercisable on the earlier of (Y) March 17, 2021 or (Z) immediately prior to a Change in Control, in each case, subject to Mr. Linton’s continued service to the Company through the applicable date. The Additional Warrants have a term expiring on the Expiry Date and will be subject to such other terms and conditions as may be determined by the Board.

If Mr. Linton should cease to be engaged by the Company for any reason, other than as a result of a termination by reason of Just Cause (as such term is defined in the Independent Contractor Agreement) or as a result of Mr. Linton’s resignation as an independent contractor of the Company, the Incentive Warrants which have not then vested will immediately prior to the date Mr. Linton ceases to be engaged with the Company be deemed to become vested and such Incentive Warrants will remain exercisable until the Expiry Date.

The exercise prices and the number of shares issuable upon exercise of the Incentive Warrants are subject to certain adjustments for stock splits, stock dividends, and fundamental transactions.

The issuance of the Incentive Warrants was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The securities were offered without any general solicitation by the Company or its representatives, and no commissions or fees were paid in connection with the issuance of the Incentive Warrants.

The foregoing description of the terms of the Independent Contractor Agreement is qualified in its entirety by reference to the full text of the Independent Contractor Agreement, which is attached hereto as Exhibit 10.1, and the foregoing descriptions of the Tranche 1 Warrants, the Tranche 2 Warrants and the Additional Warrants are qualified in its entirety by reference to the full text of the Tranche 1 Warrants, the Tranche 2 Warrants and the Additional Warrants, which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information described in Item 1.01 above related to the Incentive Warrants is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On September 17, 2019, the Company issued a press release announcing the signing of the Independent Contractor Agreement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Tranche 1 Warrant, dated September 17, 2019, by and between Better Choice Company Inc. and Bruce Linton
4.2	Tranche 2 Warrant, dated September 17, 2019, by and between Better Choice Company Inc. and Bruce Linton
4.3	Additional Warrant, dated September 17, 2019, by and between Better Choice Company Inc. and Bruce Linton
10.1	Independent Contractor Agreement, dated September 17, 2019, by and between Better Choice Company Inc. and Bruce Linton
99.1	Press Release, dated September 17, 2019, of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: September 23, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Chief Executive Officer